Exhibit 10.1

                              SUBSIDIARY GUARANTEE

               This Supplemental Indenture, dated as of July 1, 2002 (this "Supplemental Indenture" or "Guarantee"), among Specialty Books, Inc. (the "Guarantor"), Nebraska Book Company, Inc. (together with its successors and assigns, the "Company"), and The Bank of New York, as Trustee under the Indenture referred to below.

                              W I T N E S S E T H:
                               - - - - - - - - - -

               WHEREAS, the Company and the Trustee have heretofore executed and delivered an Indenture, dated as of February 13, 1998 (as amended, supplemented, waived or otherwise modified, the "Indenture"), providing for the issuance of an aggregate principal amount of $110.0 million of 8 3/4% Senior Subordinated Notes due 2008 of the Company (the "Securities");

               WHEREAS, Section 3.12 of the Indenture provides that the Company is required to cause each Restricted Subsidiary created or acquired by the Company to execute and deliver to the Trustee a Subsidiary Guarantee pursuant to which such Subsidiary Guarantor will unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any and interest on the Securities on a senior subordinated basis; and

               WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Securityholder;

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

                                    ARTICLE I

                                   DEFINITIONS

               Section 1.1 Defined Terms. As used in this Subsidiary Guarantee, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term "Holders" in this Guarantee shall refer to the term "Holders" as defined in the Indenture and the Trustee acting on behalf or for the benefit of such holders. The words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

                                   ARTICLE II

                                    GUARANTEE

               Section 2.1 Guarantee. The Guarantor hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, jointly and severally with each other Subsidiary Guarantor, to each Holder of the Securities the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, premium, if any, and interest on the Securities (all the foregoing being hereinafter collectively called the "Obligations"). The Guarantor further agrees (to the extent permitted by law) that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it will remain bound under this Article II notwithstanding any extension or renewal of any obligation.

               The Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Obligations and also waives notice of protest for nonpayment. The Guarantor waives notice of any default under the Securities or the Obligations. The obligations of the Guarantor hereunder shall not be affected by (a) the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Company or any other person under the Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the obligations or any of them; (e) the failure of any Holder to exercise any right or remedy against any other Subsidiary Guarantor; or (f) any change in the ownership of the Company.

               The Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Obligations.

               The Guarantee of the Guarantor is, to the extent and in the manner set forth in Article III, subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness of the Guarantor and this Guarantee is made subject to such provisions of this Guarantee.

               The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder to assert any claim or demand or to enforce any remedy under the Indenture, the Securities or any other agreement, by any waiver


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

or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantor or would otherwise operate as a discharge of the Guarantor as a matter of law or equity.

               The Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any of the Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Company or otherwise.

               In furtherance of the foregoing and not in limitation of any other right which any Holder has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Company to pay any of the Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, the Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders an amount equal to the sum of (i) the unpaid amount of such obligations then due and owing and (ii) accrued and unpaid interest on such Obligations then due and owing (but only to the extent not prohibited by law).

               The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in the Indenture for the purposes of the Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby and (y) in the event of any such declaration of acceleration of such Obligations, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Guarantee.

               The Guarantor also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys, fees) incurred by the Trustee or the Holders in enforcing any rights under this Section.

               Section 2.2 Limitation on Liability; Termination, Release and Discharge. The obligations of the Guarantor hereunder will be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor (including, without limitation, any guarantees under the Credit Agreement) and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to its contribution obligations under the Indenture or as set forth below, result in the obligations of the Guarantor under this Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law.

               The Guarantor may consolidate with or merge into or sell its assets to the Company or another Subsidiary Guarantor without limitation. The


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

Guarantor may consolidate with or merge into or sell all or substantially all its assets to a corporation, partnership or trust other than the Company or another Subsidiary Guarantor (whether or not affiliated with the Subsidiary Guarantor). Upon the sale or disposition of the Guarantor (by merger, consolidation, the sale of all or substantially all of its assets) to a Person (whether or not an Affiliate of the Subsidiary Guarantor) which is not a Subsidiary of the Company, which sale or disposition is otherwise in compliance with the Indenture (including Section 3.7), the Guarantor shall be deemed released from all its obligations under the Indenture and this Subsidiary Guarantee and this Subsidiary Guarantee shall terminate; provided, however, that any such termination shall occur only to the extent that all obligations of the Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, any other Indebtedness of the Company shall also terminate upon such release, sale or transfer.

               Section 2.3 Right of Contribution. The Guarantor hereby agrees that to the extent that any Subsidiary Guarantor shall have paid more than its proportionate share of any payment made on the obligations under the Subsidiary Guarantees, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against the Company or any other Subsidiary Guarantor (including the Guarantor) who has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 3.6. The provisions of this Section 2.3 shall in no respect limit the obligations and liabilities of the Guarantor to the Trustee and the Holders and the Guarantor shall remain liable to the Trustee and the Holders for the full amount guaranteed by the Guarantor hereunder.

               Section 2.4 No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor shall not be entitled to be subrogated to any of the rights of the Trustee or any Holder against the Company or any other Subsidiary Guarantor or any collateral security or guarantee or right of offset held by the Trustee or any Holder for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Subsidiary Guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Trustee and the Holders by the Company on account of the obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Trustee and the Holders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Trustee in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Trustee, if required), to be applied against the obligations.

                                   ARTICLE III

                                  SUBORDINATION

               Section 3.1 Agreement To Subordinate. The Guarantor agrees, and each Securityholder by accepting a Security agrees, that the Indebtedness evidenced by this Guarantee and other obligations relating to the Securities are


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

subordinated in right of payment, to the extent and in the manner provided in this Article III, to the prior payment when due in cash or Cash Equivalents of all Guarantor Senior Indebtedness and that the subordination is for the benefit of and enforceable by the holders of Guarantor Senior Indebtedness. This Guarantee shall in all respects rank pari passu with all other Guarantor Senior Subordinated Indebtedness of the Guarantor and only Indebtedness of the Guarantor which is Guarantor Senior Indebtedness will rank senior to this Guarantee in accordance with the provisions set forth herein. All provisions of this Article III shall be subject to Section 3.12.

               Section 3.2 Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets or securities of the Guarantor upon a total or partial liquidation or a total or partial dissolution of the Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Guarantor or its respective properties:

               (a) holders of Guarantor Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents of the Guarantor Senior Indebtedness (including interest accruing after, or which would accrue but for, the commencement of any proceeding at the rate specified in the applicable Guarantor Senior Indebtedness, whether or not a claim for such interest would be allowed) before Securityholders shall be entitled to receive any payment of principal of, premium, if any, or interest on or other amounts with respect to the Securities; and

               (b) until the Guarantor Senior Indebtedness is paid in full in cash or Cash Equivalents, any payment or distribution to which Securityholders would be entitled but for this Article III shall be made to holders of Guarantor Senior Indebtedness as their respective interests may appear.

               Section 3.3 Default on Senior Indebtedness. The Guarantor shall not pay the principal of, premium (if any) or interest on or other amounts with respect to the Securities or make any deposit pursuant to Section 8.1 or repurchase, redeem or otherwise retire any Securities ("pay the Securities") if
(i) any Guarantor Senior Indebtedness or Senior Indebtedness of the Company is not paid when due in cash or Cash Equivalents or (ii) any other default on Guarantor Senior Indebtedness or Senior Indebtedness of the Company occurs and the maturity of such Guarantor Senior Indebtedness or Senior Indebtedness of the Company is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded in writing or (y) such Guarantor Senior Indebtedness or Senior Indebtedness of the Company has been paid in full in cash or Cash Equivalents; provided, however, that the Guarantor may pay the Securities without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representative of the Guarantor Senior Indebtedness or the Senior Indebtedness of the Company with respect to which either of the events set forth in clause (i) or (ii) of this sentence has occurred or is continuing. During the continuance of any default (other than a default described in clause
(i) or (ii) of the preceding sentence) with respect to any Designated Senior


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

Indebtedness pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Guarantor may not pay the Securities for a period (a "Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to the Company) of written notice (a "Blockage Notice") of such default from the Representative of the holders of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage Notice is no longer continuing or (iii) because such Designated Senior Indebtedness has been repaid in full in cash or Cash Equivalents). Notwithstanding the provisions of the immediately preceding sentence, unless the holders of such Designated Senior Indebtedness or the Representative of such holders shall have accelerated the maturity of such Designated Senior Indebtedness, the Guarantor may resume payments on the Securities after the end of such Payment Blockage Period. Not more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness during such period.

               Section 3.4 Acceleration of Payment of Securities. If payment of the Securities is accelerated because of an Event of Default and if any Designated Senior Indebtedness is outstanding, the Guarantor shall not pay the Securities until five Business Days after the holders or Representative of the Designated Senior Indebtedness receives notice of such acceleration as provided in the Indenture and, thereafter, may pay the Securities only if this Article III otherwise permits payments at that time.

               Section 3.5 When Distribution Must Be Paid Over. If a payment or distribution is made to the Trustee or Securityholders that because of this
Article III should not have been made to them, the Trustee or the Securityholders who receive the payment or distribution shall hold it in trust for holders of Guarantor Senior Indebtedness and promptly pay it over to them as their respective interests may appear.

               Section 3.6 Subrogation. After all Guarantor Senior Indebtedness is paid in full in cash or Cash Equivalents and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Guarantor Senior Indebtedness to receive distributions applicable to Guarantor Senior Indebtedness. A payment or distribution made under this Article III to holders of Guarantor Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Guarantor and Securityholders, a payment by the Guarantor of Guarantor Senior Indebtedness.

               Section 3.7 Relative Rights. This Article III defines the relative rights of Holders and holders of Guarantor Senior Indebtedness. Nothing in this Guarantee shall:

               (a) impair, as between the Guarantor and Holders, the obligation of the Guarantor which is absolute and unconditional, to pay the Obligations in accordance with the terms of this Guarantee; or

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

               (b) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Guarantor Senior Indebtedness to receive payments and distributions otherwise payable to Securityholders.

               Section 3.8 Subordination May Not Be Impaired by Guarantor. No right of any holder of Guarantor Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by this Guarantee shall be impaired by any act or failure to act by the Guarantor or by the failure of any of them to comply with this Guarantee or the Indenture.

               Section 3.9 Rights of Trustee and Paying Agent. Notwithstanding
Section 3.3, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than one Business Day prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this
Article III. The Guarantor, the Company, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness of the Company or Guarantor Senior Indebtedness may give the notice; provided, however, that, if an issue of Senior Indebtedness of the Company or Guarantor Senior Indebtedness has a Representative, only the Representative may give the notice.

               The Trustee in its individual or any other capacity may hold Guarantor Senior Indebtedness with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article III with respect to any Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Guarantor Senior Indebtedness; and nothing in Article VII of the Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article III shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 7.7 of the Indenture. Each Paying Agent shall have the same rights and obligations under this Article III as does the Trustee.

               Section 3.10 Distribution or Notice to Representative. Whenever a payment or distribution is to be made or a notice given to holders of Guarantor Senior Indebtedness, the payment or distribution may be made and the notice given to their Representative (if any).

               Section 3.11 Article III Not To Prevent Events of Default or Limit Right To Accelerate. The failure to make a payment in respect of the Securities by reason of any provision in this Article III shall not be construed as preventing the occurrence of a Default or Event of Default. Nothing in this
Article III shall have any effect on the right of the Securityholders or the Trustee to accelerate the maturity of the Securities.

               Section 3.12 Trust Moneys Not Subordinated. Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article VIII of the Indenture by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Guarantor Senior Indebtedness or subject to the restrictions set forth in this Article III, and none of the Securityholders shall be obligated to pay over any such amount to the Guarantor, any holder of Guarantor Senior Indebtedness or Senior Indebtedness of the Company, or any other creditor of the Guarantor or the Company.

               Section 3.13 Trustee Entitled To Rely. Upon any payment or distribution pursuant to this Article III, the Trustee and the Securityholders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 3.2 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Securityholders or (iii) upon the Representatives for the holders of Guarantor Senior Indebtedness or Senior Indebtedness of the Company for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness or Senior Indebtedness and other Indebtedness of the Company or the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article III. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article III, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article III, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Section
7.1 and 7.2 of the Indenture shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article III.

               Section 3.14 Trustee To Effectuate Subordination. Each Securityholder by accepting a Security authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Securityholders and the holders of Guarantor Senior Indebtedness and Senior Indebtedness of the Company) as provided in this Article III and appoints the Trustee as attorney-in-fact for any and all such purposes.

               Section 3.15 Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness or Senior Indebtedness of the Company and, subject to Section 3.9, shall not be liable to any such holders if it shall mistakenly pay over or distribute to Securityholders or the Company or any other Person, money or assets to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article III or otherwise.

               Section 3.16 Reliance on Subordination Provisions. Each Securityholder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Guarantor Senior Indebtedness, whether


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

such Guarantor Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Guarantor Senior Indebtedness and such holder of Guarantor Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Guarantor Senior Indebtedness.

                                   ARTICLE IV

                                  MISCELLANEOUS

               Section 4.1 Notices. All notices and other communications pertaining to this Guarantee or any Security shall be in writing and shall be deemed to have been duly given upon the receipt thereof. Such notices shall be delivered by hand, or mailed, certified or registered mail with postage prepaid
(a) if to the Guarantor, at its address set forth below, with a copy to the Company as provided in the Indenture for notices to the Company, and (b) if to the Holders or the Trustee, as provided in the Indenture. The Guarantor by notice to the Trustee may designate additional or different addresses for subsequent notices to or communications with the Guarantor.

               Section 4.2 Parties. Nothing expressed or mentioned in this Guarantee is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee and the holders of any Guarantor Senior Indebtedness, any legal or equitable right, remedy or claim under or in respect of this Guarantee or any provision herein contained.

               Section 4.3 Governing Law. This Agreement shall be governed by the laws of the State of New York.

               Section 4.4 Severability Clause. In case any provision in this Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

               Section 4.5 Waivers and Remedies. Neither a failure nor a delay on the part of the Holders or the Trustee in exercising any right, power or privilege under this Guarantee shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Holders and the Trustee herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Guarantee or at law, in equity, by statute or otherwise.

               Section 4.6 Successors and Assigns. Subject to Section 2.2 hereof, (a) this Guarantee shall be binding upon and inure to the benefit of the Guarantor, the Trustee, any other parties hereto, the Holders and their respective successors and assigns and (b) in the event of any transfer or


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

assignment of rights by any Holder, the rights and privileges conferred upon that party in this Guarantee and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Guarantee and the Indenture.

               Section 4.7 Modification, etc. Subject to the provisions of, and except as otherwise provided in, Article IX of the Indenture (including without limitation Sections 9.1 and 9.2 thereof), no modification, amendment or waiver of any provision of this Guarantee, nor the consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and consented to by the Trustee (with the consent of the Holders of at least a majority of the Securities if required by Section 9.2 of the Indenture) and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given. No notice to or demand on the Guarantor in any case shall entitle such Guarantor or any other guarantor to any other or further notice or demand in the same, similar or other circumstances.

               Section 4.8 Entire Agreement. This Guarantee is intended by the parties to be a final expression of their agreement in respect of the subject matter contained herein and, together with the Indenture, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               Section 4.9 Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

               Section 4.10 Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

               Section 4.11 Headings. The headings of the Articles and the sections in this Guarantee are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.


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


               IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                         SPECIALTY BOOKS, INC.


                                         By:/s/ Barry S. Major
                                            ------------------------------------
                                            Name:  Barry S. Major
                                            Title:  Vice President, Operations
                                            Address:  4700 South 19th Street


                                         NEBRASKA BOOK COMPANY, INC.


                                         By:/s/ Mark W. Oppegard
                                            ------------------------------------
                                            Name:  Mark W. Oppegard
                                            Title:  CEO, President, and Director


                                         THE BANK OF NEW YORK


                                         By:/s/ Sirojni Dindial
                                            ------------------------------------
                                            Name: Sirojni Dindial
                                            Title:  Assistant Vice President